Summary Prospectus

TCW Short Term Bond Fund

I Share Class – TGSMX

February 8, 2010

(Amended May 1, 2010 and November 1, 2010)

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tcwfunds.com.

You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated February 8, 2010, as amended, are incorporated by reference into this Summary Prospectus.

TCW-STF_0210

Investment Objective

The Fund’s investment objective is to seek to maximize current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
I
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.24%
Total annual fund operating expenses	0.74%
Fee Waiver [and/or Expense Reimbursement][1]	0.30%
Net Expenses	0.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 year	3 years	5 years	10 years
I	$45	$141	$246	$555

[1]

The contractual fee waver/expense reimbursement is for the fiscal year November 1, 2010 through October 31, 2011. At the conclusion of the one year period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. “Debt securities” include bonds, notes and other fixed income instruments issued by governmental or private sector issuers. The Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities. At least 50% of the Fund’s net assets will be invested in mortgage-backed securities guaranteed by or secured by collateral that is guaranteed by the United States Government, its agencies or sponsored corporations; or privately issued mortgage-backed securities rated at time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical organization; or other obligations of the United States Government, its agencies, instrumentalities or sponsored corporations; or money market instruments. The Fund may invest in privately issued mortgage-backed securities rated below investment grade which are commonly known as “junk” bonds. “Junk” bonds are rated below Baa3 by Moody’s or BBB- by S&P. The Fund may invest in inverse floater securities and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however such practices sometimes may reduce returns or increase volatility and may be very sensitive to interest rates.

In managing the Fund’s investments, under normal market conditions, the portfolio manager seeks to construct an investment portfolio with a weighted average effective duration of no more than two years. Portfolio securities may be sold when the Fund’s portfolio manager determines to take advantage of a better investment opportunity because he believes the portfolio securities no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer or it is determined to rebalance the portfolio.

Summary Prospectus

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

prepayment risk of mortgage-backed securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

•

extension risk of mortgage-backed securities: the risk that in times of rising interest rates mortgage prepayments will slow causing securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

asset-backed securities investment risk: the risk that the impairment of the value of the collateral underlying the security such as non-payment of loans, will result in a reduction in the value of the security.

Please see “Principal Risks and Risk Definitions” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	2.75%	(quarter ended 9/30/2009)
Lowest	-2.89%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2009)

Share Class	1 year	5 years	10 years
I - Before taxes	4.11%	2.13%	3.03%
- After taxes on distributions	2.28%	0.60%	1.57%
- After taxes on distributions and sale of fund shares	2.64%	0.93%	1.72%
Citigroup 1-Year Treasury Index[1]	0.89%	3.58%	3.74%

[1]

The Citigroup 1-Year Treasury Index represents the return of one-year Treasuries each month. It is determined by taking the 1-year Treasury Bill at the beginning of the month and calculating its return.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Tad Rivelle	3 months	Group Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Generally, purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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